SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   January 16, 1996
                                                       -----------------------


                            Commercial Credit Company
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                 1-6594              52-0883351
        ----------------      -----------           -----------
        (State or other       (Commission           (IRS Employer
        jurisdiction of       File Number)          Identification No.)
        incorporation)


                 300 Saint Paul Place, Baltimore, Maryland   21202
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               (Address of principal executive offices)    (Zip Code)


                                 (410) 332-3000
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              (Registrant's telephone number, including area code)

                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K


Item 5. Other Events
        ------------


Results of Operations
---------------------

The net income of Commercial Credit Company (the "Company") for the three months and year ended December 31, 1995 was $57.7 million and $219.9 million, respectively, compared to $55.3 million and $221.9 million, respectively, in the corresponding 1994 periods. The Company's income before income taxes and minority interest for the three months and year ended December 31, 1995 was $85.9 million and $334.0 million, respectively, compared to $90.1 million and $363.9 million, respectively, in the corresponding 1994 periods. The Company's revenues for the three months and year ended December 31, 1995 were $356.2 million and $1,392.4 million, respectively, compared to $416.1 million and $1,598.0 million, respectively, in the corresponding 1994 periods.

On December 30, 1994 the Company sold its remaining 50% interest in Commercial Insurance Resources, Inc., the parent of Gulf Insurance Company (Gulf), to an affiliate, The Travelers Indemnity Company, for $150 million and accordingly results of operations for 1995 do not include Gulf's results.

At December 31, 1995 the Company had total debt consisting of certificates of deposit of $98.3 million, short-term borrowings of $1,394.2 million and long-term debt of $5,200.0 million. In addition the Company's total stockholder's equity at December 31, 1995 was $1,162.9 million.


Ratio of Earnings to Fixed Charges
----------------------------------

The Company's ratio of earnings to fixed charges for the year ended December 31, 1995 was 1.70. This ratio has been computed by dividing earnings available for fixed charges by fixed charges. For the purpose of this ratio earnings available for fixed charges consist of pre-tax income from continuing operations adjusted for undistributed earnings of investees carried on the equity basis of accounting and minority interest and fixed charges; and fixed charges consist of interest expense and that portion of rentals deemed representative of the appropriate interest factor.

                                           COMMERCIAL CREDIT COMPANY
                                            SELECTED FINANCIAL DATA
                                           (In millions of dollars)

                                                 Three months ended                   Year ended
BUSINESS SEGMENT DATA                               December 31,                     December 31,
---------------------                          ----------------------           ---------------------

                                                1995             1994            1995             1994
                                                ----             ----            ----             ----
REVENUES:
Consumer Finance                              $  347.9         $  321.9        $1,351.3         $1,236.2
Insurance Services (Gulf)                          -               82.8             -              314.7
Corporate and Other                                8.3             11.4            41.1             47.1
                                             ---------        ---------       ---------        ---------
                                              $  356.2         $  416.1        $1,392.4         $1,598.0
                                              ========         ========        ========         ========

NET INCOME
Consumer Finance                              $   64.6         $   60.7       $   245.2         $  225.6
Insurance Services (Gulf)
  (after minority interest of
   $3.4 and $14.8 in 1994)                         -                3.4             -               14.8
Corporate and Other                               (6.9)            (8.8)          (25.3)           (18.5)
                                             ---------        ---------      ----------      -----------
NET INCOME                                    $   57.7         $   55.3       $   219.9         $  221.9
                                              ========         ========       =========         ========


                                                 As of, and for, the              As of, and for, the
                                                 three months ended                  year ended
CONSUMER FINANCE OPERATIONS                        December 31,                    December 31,
---------------------------                   ------------------------        ------------------------

                                                1995             1994            1995             1994
                                                ----             ----            ----             ----
Net receivables
  Personal loans                              $3,051.0         $2,874.7        $3,051.0         $2,874.7
  Real estate-secured loans                    2,957.1          2,844.7         2,957.1          2,844.7
  Credit cards                                   761.8            712.5           761.8            712.5
  Sales finance and other                        468.2            453.5           468.2            453.5
                                              --------         --------        --------         --------

Consumer finance receivables
   net of unearned finance charges             7,238.1          6,885.4         7,238.1          6,885.4
Accrued interest receivable                       46.9             42.3            46.9             42.3
Allowance for credit losses                     (192.5)          (181.9)         (192.5)          (181.9)
                                              ---------        ---------       ---------        ---------
Consumer finance receivables, net             $7,092.5         $6,745.8        $7,092.5         $6,745.8
                                              ========         ========        ========         ========

Average yield                                    15.78%           15.62%          15.64%           15.41%
Average net interest margin                       8.97%            9.01%           8.79%            8.76%
Charge-off rate                                   2.58%            2.08%           2.28%            2.08%
60+ days past due as % of
  receivables                                     2.14%            1.88%           2.14%            1.88%
Reserves as % of net receivables                  2.66%            2.64%           2.66%            2.64%

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 16, 1996                 COMMERCIAL CREDIT COMPANY




                                        By  /s/ William T. Bozarth
                                          ------------------------
                                             William T. Bozarth
                                             Vice President